UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2019

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-6311 (Commission File Number)	72-0487776 (IRS Employer Identification No.)

6002 Rogerdale Road, Suite 600 Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

(713) 470-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 15, 2019, the compensation committee (the “Committee”) of the board of directors of Tidewater Inc. (“Tidewater” and, together with its subsidiaries, the “Company”) approved a new Tidewater Inc. Short-Term Incentive Plan (the “Plan”). The Plan is effective for performance periods beginning January 1, 2019 and will remain in effect until terminated by the Committee. The purpose of the Plan is to provide the framework for annual or short-term cash incentive award opportunities for the Company’s executive officers and key employees.

Each named executive officer who is currently employed with the Company (namely, John T. Rynd, Quintin V. Kneen, Jeffrey A. Gorski, and Bruce D. Lundstrom) has been named as a participant in the Plan for fiscal 2019. The Committee will administer the Plan with respect to certain officers of the Company, including each of the named executive officers. Under the Plan, prior to or reasonably promptly following the commencement of the performance period, the Committee will establish the specific performance goals and designate each participant’s target award for that period. The Plan limits the maximum bonus that any one participant may earn in a twelve-month performance period to $3 million (or a pro rata amount for a performance period of a different duration).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit 10.1 to, and incorporated by reference into, this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1*	Tidewater Inc. Short-Term Incentive Plan (effective for performance periods beginning January 1, 2019).

*Filed with this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.

By:	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, General Counsel and Secretary

Date: April 18, 2019

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